UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

_______________________

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 27, 2012

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9494 (Commission File Number)	13-3228013 (I.R.S. Employer Identification No.)

727 Fifth Avenue, New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2012, Registrant entered into a Comprehensive Retirement and Non-Competition Agreement with James E. Quinn, President, with an effective Date of Retirement of February 1, 2012.  The Agreement is attached hereto as Exhibit 10.166.

Item 8.01            Other Events.

Registrant makes various grants and awards of cash, stock and stock units, and provides various benefits, to its executive officers and other management employees pursuant to its 2005 Employee Incentive Plan and pursuant to various retirement plans, formal agreements and informal agreements.  As part of its annual review of compensation, the Compensation Committee of Registrant's Board of Directors made various changes and approved new terms.  Forms of awards, terms and agreements subject to such changes made are attached as exhibits hereto and are incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(c)	Exhibits

10.106	Tiffany and Company Amended and Restated Executive Deferral Plan originally made effective October 1, 1989, as amended and restated effective February 1, 2010.

10.138	2004 Tiffany and Company Un-Funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits, Amended and Restated as of October 31, 2011.

10.140b
Terms of 2009 Performance-Based Restricted Stock Unit Grants to Executive Officers under Registrant’s 2005 Incentive Plan as adopted on January 28, 2009 for use with grants made that same date, amended and restated effective December 29, 2011.

10.140c
Terms of 2010 Performance-Based Restricted Stock Unit Grants to Executive Officers under Registrant’s 2005 Incentive Plan as adopted on January 20, 2010 for use with grants made that same date and on January 20, 2011, amended and restated effective December 29, 2011.

10.166	Comprehensive Retirement Non-Competition Agreement between James E. Quinn and Registrant entered into on January 19, 2012, with an effective Date of Retirement of February 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.

BY:	/s/ Patrick B. Dorsey
Patrick B. Dorsey
Senior Vice President, Secretary and
General Counsel

Date:  January 27, 2012

EXHIBIT INDEX

Exhibit No.                            Description

10.106	Tiffany and Company Amended and Restated Executive Deferral Plan originally made effective October 1, 1989, as amended and restated effective February 1, 2010.

10.138	2004 Tiffany and Company Un-Funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits, Amended and Restated as of October 31, 2011.

10.140b
Terms of 2009 Performance-Based Restricted Stock Unit Grants to Executive Officers under Registrant’s 2005 Incentive Plan as adopted on January 28, 2009 for use with grants made that same date, amended and restated effective December 29, 2011.

10.140c
Terms of 2010 Performance-Based Restricted Stock Unit Grants to Executive Officers under Registrant’s 2005 Incentive Plan as adopted on January 20, 2010 for use with grants made that same date and on January 20, 2011, amended and restated effective December 29, 2011.

10.166	Comprehensive Retirement Non-Competition Agreement between James E. Quinn and Registrant entered into on January 19, 2012, with an effective Date of Retirement of February 1, 2012.